UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events.
SIGNATURES

Item 8.01.  Other Events.

Payment of a quarterly cash dividend

On April 29, 2013, the board of directors (the “Board”) of the Company approved the payment of a quarterly cash dividend of $0.04 per share on May 20, 2013 to stockholders of record as of May 9, 2013. Future payments of regular quarterly dividends by the Company are in the Board's discretion and will be subject to the Company's future needs and uses of free cash flow, which could include investments in operations, the repayment of debt, and share repurchase programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2013

VIRGIN MEDIA INC.

By:	/s/Catherine Moroz
Name:	Catherine Moroz
Title:	Assistant Secretary